UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: February 8, 2012

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2012, Imperva, Inc. (“Imperva”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2011 and providing its business outlook. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report, including Exhibit 99.01 to this Current Report, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Imperva with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Senior Management Bonus Plan

On February 8, 2012, the Compensation Committee of Imperva approved and adopted a senior management bonus plan for 2012 (the “2012 Bonus Plan”) to provide incentive to executive officers of Imperva. Each of Imperva’s named executive officers is a participant in the 2012 Bonus Plan.

The 2012 Bonus Plan focuses on revenues, operating expenses, operating income and, with respect to each eligible named executive officer other than Imperva’s President and Chief Executive Officer, each eligible named executive officer’s management objectives. The cash bonus portion of the 2012 Bonus Plan applies to all named executive officers who are based in the United States, other than Ralph Pisani, Imperva’s Vice President of Worldwide Sales, and Jason Forget, Imperva’s Vice President of Business Operations. Under the 2012 Bonus Plan, each eligible named executive officer is eligible to receive a quarterly bonus equal to the sum of the Quarterly Revenues Bonus, the Quarterly Operating Expenses Bonus and, with respect to each eligible named executive officer other than Imperva’s President and Chief Executive Officer, the Quarterly MBO Bonus, each as defined below. For Imperva’s President and Chief Executive Officer, the 2012 Bonus Plan weights Imperva’s quarterly revenues performance and Imperva’s quarterly operating expense performance equally with respect to the total bonus amount payable to the President and Chief Executive Officer in each quarter. For each eligible named executive officer other than the President and Chief Executive Officer, the 2012 Bonus Plan weights Imperva’s quarterly revenues performance, Imperva’s quarterly operating expense performance and the individual’s management objectives performance 35%, 35% and 30%, respectively, of the total bonus amount payable to such executive officer in each quarter. The maximum quarterly bonus amount for each eligible named executive officer is set forth in the table below:

Executive Officer	Quarterly Bonus Amount

President and Chief Executive Officer	$62,500
Chief Financial Officer	$15,625

The “Quarterly Revenues Bonus” for (a) Imperva’s President and Chief Executive Officer is equal to the Quarterly Bonus Amount specified in the table above, multiplied by 50%, multiplied by the Quarterly Revenues Bonus Percentage, and (b) Imperva’s other eligible named executive officers is equal to the Quarterly Bonus Amount specified in the table above, multiplied by 35%, multiplied by the Quarterly Revenues Bonus Percentage, in each case determined as follows:

Quarterly Revenues Bonus Percentage	Percentage Achievement Relative to Quarterly Revenue Target (in accordance with the Company’s internal operating plan)

100%	≥ 100%
80%	≥ 99% and < 100%
60%	≥ 98% and < 99%
40%	≥ 97% and < 98%
20%	≥ 96% and < 97%
0%	< 96%

The “Quarterly Operating Expenses Bonus” for (a) Imperva’s President and Chief Executive Officer is equal to the Quarterly Bonus Amount specified in the table above, multiplied by 50%, multiplied by the Quarterly Operating Expenses Bonus Percentage, and (b) Imperva’s other eligible named executive officers is equal to the Quarterly Bonus Amount specified in the first table above, multiplied by 35%, multiplied by the Quarterly Operating Expenses Bonus Percentage, in each case determined as follows:

Quarterly Operating Expenses Bonus Percentage	Percentage of Expenses Relative to Quarterly Operating Expenses Target (in accordance with the Company’s internal operating plan)

100%	≤ 100%
80%	> 100% and < 101%
60%	≥ 101% and < 102%
40%	≥ 102% and < 103%
20%	≥ 103% and ≤ 104%
0%	> 104%

The “Quarterly MBO Bonus” for the Company’s eligible named executive officers other than the President and Chief Executive Officer is equal to the Quarterly Bonus Amount specified in the first table above, multiplied by 30% multiplied by the percentage of completion of the individual performance of such executive officer against his management objectives for the quarter.

No cash bonus (neither a Quarterly Revenues Bonus, a Quarterly Operating Expenses Bonus nor a Quarterly MBO Bonus) will be payable under the cash bonus plan in any quarter to any eligible executive officer if (a) Imperva does not achieve at least 96% of its quarterly revenues target or (b) quarterly operating expenses are more than 104% of the quarterly operating expenses target.

Further, to the extent that either the Quarterly Revenues Bonus Percentage or the Quarterly Operating Expenses Bonus Percentage as determined in accordance with the paragraphs above is less than 100%, then both the Quarterly Revenues Bonus and the Quarterly Operating Expenses Bonus will be paid as if each such percentage was achieved and paid at the lower of the two percentages.

In addition, under the 2012 Bonus Plan, each executive officer, other than Mr. Pisani, is eligible to receive a supplemental cash bonus in the event Imperva overachieves its annual revenues target and its annual operating income target. The amount of the pool for the supplemental cash bonus (the “Aggregate Supplemental Bonus Amount”) will equal:

•	for each full percent above the annual revenues target at the 100% level, 3.5% of the excess amount above such annual revenues target; plus

•	for each full percent above the annual operating income target at the 100% level, 3.5% of the excess amount above such annual operating income target.

In the event that Imperva meets only the annual revenues target but not the annual operating income target, or vice versa, then the Aggregate Supplemental Bonus Amount, if any, will be determined based on the level at which both the revenues target and operating income target have been met. For example, if Imperva achieves 103% of the annual revenues target and 102% of the annual operating income target, the Aggregate Supplemental Bonus Amount will be equal to 7.0% of the amount that Imperva achieves in excess of the annual revenues target, plus 7.0% of the amount that Imperva achieves in excess of the annual operating income target. The amount of the supplemental bonus payable to each eligible named executive officer is the Aggregate Supplemental Bonus Amount, multiplied by the Supplemental Bonus Percentage specified in the table below.

Executive Officer	Supplemental Bonus %

President and Chief Executive Officer	15.88%
Chief Financial Officer	15.30%
VP, Business Operations	9.18%

No supplemental cash bonus will be payable to any eligible named executive officer if (a) the Quarterly Revenues Bonus or the Quarterly Operating Expenses Bonus is not payable in any quarter, or (b) with respect to each eligible named executive officer other than the Company’s President and Chief Executive Officer, such eligible named executive officer does not achieve at least 85% of his quarterly management objectives in any quarter.

The 2012 Bonus Plan also provides for a pool of shares of common stock to be granted to Imperva’s executive officers on the achievement of the targeted revenues and operating income goals and individual performance objectives. The size of the equity pool will be determined by the Compensation Committee in connection with the fiscal year-end review based on the number of executive officers participating, the cumulative achievement of quarterly revenues and operating income targets within the fiscal year, the relative retention value of existing grants held by executive officers and in recognition of our benchmark targets in light of updated compensation data from our compensation consultant, as well as other factors. Imperva anticipates that equity awards under the 2012 Bonus Plan will be granted in the first quarter of fiscal 2013. Other than as described in this paragraph and in the paragraphs above regarding the bonuses, the 2012 Bonus Plan will be administered, and cash bonus and equity awards under the plan determined, in the same manner as for Imperva’s bonus plan for fiscal 2011.

The Compensation Committee also approved on February 8, 2012 updated forms of stock option agreement and restricted stock unit agreement under Imperva’s 2011 Stock Option and Incentive Plan (the “Plan”), each of which was updated solely to include provisions required by local law in certain international jurisdictions, as well as an Israeli Appendix to the Plan applicable to equity grants in Israel.

Pisani and Forget Sales Compensation Plan

On February 8, 2012, the Compensation Committee also approved the 2012 sales compensation plan with Mr. Pisani, with a base salary of $200,000 and a cash bonus opportunity of $200,000, and the 2012 sales commission plan with Mr. Forget, with a base salary of $210,000 and a cash bonus opportunity of

$75,000. Under the sales compensation plan with Mr. Pisani, 80% of his cash bonus opportunity is based on customer bookings and 20% of his cash bonus opportunity is based on profitability. For achievement of up to 100% of target, Mr. Pisani will receive commissions of 0.12% of customer bookings, for achievement between 100% and 110% of target, Mr. Pisani will receive commissions of 0.18% of customer bookings and for achievement greater than 110%, Mr. Pisani will receive commissions of 0.25% of customer bookings. Under the sales compensation plan with Mr. Forget, 50% of his cash bonus opportunity is based on customer bookings, 17.5% is based on profitability and 32.5% is based on his individual management objectives. For achievement of up to 100% of target, Mr. Forget will receive commissions of 0.03% of customer bookings, for achievement between 100% and 110% of target, Mr. Forget will receive commissions of 0.04% of customer bookings and for achievement greater than 110% of target, Mr. Forget will receive commissions of 0.06% of customer bookings. For purposes of the sales compensation plans, “profitability” is calculated by subtracting direct sales operating expenses from the Company’s revenue. Other than as described in this paragraph, the 2012 sales compensation plans for Messrs. Pisani and Forget will be administered in the same manner as for the sales compensation plans for Messrs. Pisani and Forget for fiscal 2011.

Change in Control Plan

Also on February 8, 2012, the Compensation Committee approved the Imperva, Inc. Change in Control Plan (the “Change in Control Plan”). The Company’s executive officers are eligible to participate in the Change in Control Plan.

Under the Change in Control Plan, in the event of a qualifying termination in connection with a Change in Control (as defined below) and contingent upon the participant’s execution of a binding severance and release agreement (which includes customary release, covenant not-to-sue, non-disparagement, non-solicitation and proprietary information provisions), the participant will be entitled to receive (1) a lump sum cash payment in an amount equal to such participant’s annual base salary as in effect immediately prior to the severance date, plus such participant’s target annual bonus or cash incentive opportunity for the year in which the severance date occurs, less applicable withholding taxes; (2) full acceleration of all outstanding equity awards (subject to certain restrictions noted in the Change in Control Plan); and (3) reimbursement of premiums paid for continuation coverage for twelve months pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985.

A qualifying termination will be deemed to have occurred if the executive officer is terminated within the three months prior to a potential Change in Control or twelve months following a Change in Control and such termination is by Imperva without Cause (as defined below) or by the executive officer for Good Reason (as defined below).

“Cause” will be deemed to exist upon the occurrence of any of the following:

•

any willful, material violation by the executive officer of any law or regulation applicable to the business of Imperva, the executive officer’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the executive officer of a common law fraud;

•	the executive officer’s commission of an act of personal dishonesty which involves personal profit in connection with Imperva or any other entity having a business relationship with Imperva;

•

any material breach by the executive officer of any provision of any agreement or understanding between Imperva and the executive officer regarding the terms of the executive officer’s service as an employee, officer, director or consultant to Imperva, including without limitation the willful and continued failure or refusal of the executive officer to perform the material duties required of such executive officer as an employee, officer, director or consultant of Imperva, other than as a result of having a disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between Imperva and the executive officer;

•	the executive officer’s disregard of the policies of Imperva so as to cause loss, damage or injury to the property, reputation or employees of Imperva;

•

failure by the executive officer to substantially perform, or gross negligence in the performance of the executive officer’s duties after there has been delivered to the executive officer written demand for performance which describes the specific deficiencies in the executive officer’s performance and the specific manner in which performance must be improved, and which provides thirty (30) days from the date of notice to remedy performance deficiencies subject to remedy; or

•	any other misconduct by the executive officer which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, Imperva.

A “Change in Control” will be deemed to have occurred if any one of the following events shall have occurred:

•

any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) or group becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then-outstanding voting securities;

•	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

•

the consummation of a merger, reorganization, consolidation or similar transaction or series of related transactions of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least a majority of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger, reorganization, consolidation or similar transaction (or series of related transactions); or

•

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Good Reason” will be deemed to exist upon the occurrence, without the affected executive officer’s written consent, of any of the following:

•

a material diminution in the executive officer’s authority, duties and responsibilities or, solely with respect to Imperva’s Chief Executive Officer, Chief Financial Officer and General Counsel, a change in the executive officer’s title;

•	a material diminution in the executive officer’s annual base salary, annual bonus opportunity, or long-term incentive opportunity;

•	any action or inaction that constitutes a material breach by Imperva of this Agreement; or

•

a material change (defined for this purpose to mean a change greater than 30 miles from the executive officer’s current principal place of employment) in the geographic location of the executive officer’s principal place of employment.

The Change in Control Plan will terminate automatically one year and one day after the Change in Control, or if later, when all benefits payable under the Plan are paid.

In order to be eligible to participate in the Change in Control Plan, the participant must opt in to the Change in Control Plan and waive any existing severance arrangement that would be triggered by a Change in Control or similar transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.01	Press release issued by Imperva, Inc., dated February 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid
Terrence J. Schmid Chief Financial Officer

Date: February 9, 2012

EXHIBIT INDEX

Number	Description

99.01	Press release issued by Imperva, Inc., dated February 9, 2012.